Security Benefit Advisor Variable Annuity
Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001

Supplement Dated October 15, 2013,
To the Current Prospectus

Effective October 30, 2013, the Guggenheim U.S. Long Short Momentum underlying fund (the “Fund”) is changing its name to Guggenheim Long Short Equity. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current Prospectus is hereby changed to reflect the new name effective October 30, 2013.

Please Retain This Supplement For Future Reference